Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael Blecic, the Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer), of Viskase Holdings, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.

The Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 3, 2026
/s/ Michael Blecic
Michael Blecic
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)